UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2012

ALLEGHANY CORPORATION

Delaware	1-9371	51-0283071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Times Square Tower, New York, New York 10036

(Address of principal executive offices) (Zip Code)

(212) 752-1356

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 9, 2012, Alleghany Corporation (“Alleghany”) issued a press release announcing the final results of elections made by stockholders of Transatlantic Holdings, Inc. (“Transatlantic”) for the form of consideration to be received in connection with the merger of Transatlantic with and into a wholly owned subsidiary of Alleghany, which merger became effective on March 6, 2012. The press release also announced the results of applying the proration formula (as cash consideration was undersubscribed) prescribed by the Agreement and Plan of Merger, dated as of November 20, 2011, by and among Alleghany, Shoreline Merger Sub, Inc. (formerly Shoreline Merger Sub, LLC) and Transatlantic. A copy of the press release dated March 9, 2012 is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Document Designation

99.1	Press Release, dated March 9, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2012

ALLEGHANY CORPORATION

By:	/s/ Christopher K. Dalrymple
	Name:	Christopher K. Dalrymple
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated March 9, 2012.